UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

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NEOLARA CORP.

(Exact name of registrant as specified in its charter)

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Wyoming	000-56687	98-1674969
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Contiguo a la Guardia de Asistencia Rural,

San Vito, Coto Brus,

Puntarenas, 60801, Costa Rica

+1 307 269 0177

neolaracorp@gmail.com

(Address of Principal Executive Offices) (Zip Code)

307-269-0177

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 5.  Corporate Governance & Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Board of Meetings resolutions, on March 25, 2025, Mr. Luis Diego Chavarria Arce and Mr. Carlos Alvarez Rojas were appointed as the directors of the Company.  Mr. Carlos Alvarez Rojas, age 51, has deep experience as the owner of the construction company. Mr. Luis Diego Chavarria Arce, age 41, has experience of supervising and leading different startup projects.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOLARA CORP.

Date: March 26, 2025	By:	/s/ Julio Antonio Quesada Murillo
	Name:	Julio Antonio Quesada Murillo
	Title:	Director

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